Exhibit 23



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-21011) of FirstEnergy Corp. of our report dated June 1, 2004 relating to the financial statements of the FirstEnergy Corp. Savings Plan, which appears in this Form 11-K.



                     /s/ BOBER, MARKEY, FEDOROVICH & COMPANY



Akron, Ohio
June 21, 2004